UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): October 12, 2010
CLEAN DIESEL TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	001-33710 (Commission File Number)	06-1393453 (I.R.S. Employer Identification No.)

4567 TELEPHONE ROAD, SUITE 206
VENTURA, CALIFORNIA (Address of Principal Executive Offices)	93003 (Zip Code)
(805) 639-9458
(Registrants telephone number, including area code)
SUITE 1100, 10 MIDDLE STREET
BRIDGEPORT, CONNECTICUT 06604
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933, as amended (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders
     The Clean Diesel Technologies, Inc. Annual Meeting was held on October 12, 2010. At the meeting, the stockholders voted on the following proposals:
1.	To elect seven (7) directors;

2.	To ratify the appointment of EisnerAmper LLP (formerly known as Eisner LLP) as Clean Diesel’s independent auditors for 2010;

3.	Subject to approval of Proposal 4, to consider and vote upon a proposal to effect a reverse stock split in a ratio ranging from 1-for-3 to 1-for-8 of all issued and outstanding shares of Clean Diesel common stock, the final ratio to be determined within the discretion of the Clean Diesel Board of Directors, to occur immediately before the closing of the proposed merger transaction with Catalytic Solutions, Inc. (“CSI”);

4.	Subject to approval of Proposal 3, to consider and vote upon a proposal to approve the issuance of new shares of Clean Diesel common stock, par value $0.01 per share, and warrants to purchase shares of Clean Diesel common stock to securityholders of CSI, in connection with the merger proposed under the Agreement and Plan of Merger, dated as of May 13, 2010, by and among Clean Diesel, CSI., a California corporation, and a wholly-owned subsidiary of Clean Diesel, as amended from time to time, pursuant to which CSI will become a wholly-owned subsidiary of Clean Diesel through a merger (subject to possible future dilution); and

5.	To consider and vote upon an adjournment of the Clean Diesel annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 3 and 4 described immediately above.
Set forth below, with respect to each such matter, are the number of votes cast for or against, the number of abstentions and the number of broker non-votes.
1. To elect seven (7) directors:

	Number of Votes Cast
Nominee	For	Withheld
Frank Gallucci	4,845,731	371,572
Derek R. Gray	4,002,944	1,214,359
Charles W. Grinnell	4,815,178	402,125
David F. Merrion	4,024,897	1,192,406
Mungo Park	4,815,178	402,125
Timothy Rogers	4,815,178	402,125
David W. Whitwell	4,814,878	402,425
2. To ratify the appointment of EisnerAmper LLP (formerly known as Eisner LLP) as Clean Diesel’s independent auditors for 2010:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Vote
5,050,980	50,726	115,597	0

3. Subject to approval of Proposal 4, to consider and vote upon a proposal to effect a reverse stock split in a ratio ranging from 1-for-3 to 1-for-8 of all issued and outstanding shares of Clean Diesel common stock, the final ratio to be determined within the discretion of the Clean Diesel Board of Directors, to occur immediately before the closing of the proposed merger transaction with CSI:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Vote
4,824,256	392,467	580	0
4. Subject to approval of Proposal 3, to consider and vote upon a proposal to approve the issuance of new shares of Clean Diesel common stock, par value $0.01 per share, and warrants to purchase shares of Clean Diesel common stock to securityholders of CSI, in connection with the merger proposed under the Agreement and Plan of Merger, dated as of May 13, 2010, by and among Clean Diesel, CSI, a California corporation, and a wholly-owned subsidiary of Clean Diesel, as amended from time to time, pursuant to which CSI will become a wholly-owned subsidiary of Clean Diesel through a merger (subject to possible future dilution):

Number of Votes Cast:
For	Against	Abstain	Broker Non-Vote
4,800,883	415,490	930	0
5. To consider and vote upon an adjournment of the Clean Diesel annual meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposals 3 and 4 described immediately above:

Number of Votes Cast:
For	Against	Abstain	Broker Non-Vote
4,792,108	423,800	980	415

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.
October 18, 2010	By:	/s/ Nikhil A. Mehta
		Name:	Nikhil A. Mehta
		Title:	Chief Financial Officer